                                                                  Exhibit 10.9

                             MEMORANDUM OF UNDERSTANDING


THIS AGREEMENT made and entered into at Pune, this 23rd day of October, 1997, between: KANCOR FLAVOURS AND EXTRACTS LIMITED, a Company incorporated under the Companies Act, l956 and having its registered office at Angmaly, Cochin, Kerala 682 002; hereinafter called "Kancor" (which expression shall unless repugnent to the context or meaning thereof be deemed to mean and include its successors-in-title and assigns) of the One Part AND BIO-VED PHARMACEUTICALS PRIVATE LIMITED, a Company incorporated under the Companies Act, 1956 and having its registered office at 6, Pradeep Chambers, Bhandarkar Institute Road, Pune - 411 005; hereinafter called "Bio-Ved" (which expression shall unless repugnent to the context or meaning there of be deemed to mean and include its successors-in-title and assigns) of the Other Part.

WHEREAS:

A. Bio-Ved holds and is otherwise entitled to technology, technical know-how including expertise and has made available the same to Kancor in respect of extraction, preservation and processing of a natural herb/root viz. [*****];

B. Bio Ved, a subsidiary of AyurCore, Inc., USA is engaged in manufacturing ayurvedic formulations/preparations by using the extracts [*****].

C. The parties hereto have arrived at an agreement in respect of supply of extracts of certain natural herbs/roots of specified quality and quantity by Kancor to Bio-Ved to enable later to manufacture ayurvedic formulations/ preparations and are desirous of reducing the same in writing.


NOW THIS AGREEMENT WITNESSETH AND IT IS HEREBY AGREED BY AND BETWEEN THE PARTIES AS FOLLOWS:

1.  Kancor supply to Bio-Ved and Bio-Ved shall purchase from Kancor
    [*****]; with concentration/specifications and quality described in the First Schedule hereunder written (hereinafter called "the Products") in accordance with the terms, conditions and stipulations appearing hereinafter.


 2. a) Each such consignment shall be at the Kancor's risk whilst in transit and the property in the goods/products shall pass to Bio-Ved only on delivery thereof to Bio-Ved or its nominee/s. Kancor shall insure the products/goods whilst in transit at its own risk and build the cost in the selling cost of extracts to Bio-Ved.

--------------------

* Confidential provisions omitted and filed separately with the Commission.

    b) Kancor shall not supply [*****] extracts of the agreed specification thereof to any person, firm or a company other than Bio-Ved during the period of this Agreement

    c) Kancor shall supply the products to Bio-Ved as per the orders placed by Bio-Ved at an ex-factory price, (exclusive of Excise, Central Sales Tax, Octroi, Freight) set out in the Second Schedule hereunder written. The joint efforts will be focused thereof to prevent delay in supply by advance planning and shared projections on offtakes. During the trial marketing such projection will be given to Kancor by Bio-Ved after six months or latest by 1st July, 1998.

         In order to avoid delays, Kancor will at any given time hold inventory of finished products, to the tune of two months projections at their own cost as given by Bio-Ved; which will be quality approved by Bio-Ved and certificates and batch data will be available with Bio-Ved to call for, on those products on the agreed schedule or earlier as found necessary. In case, this inventory is not called off within the two months agreed as above, Bio-Ved will be liable to reimburse the inventory carrying cost at the rate of 18% per annum for the period beyond two months.

3. Kancor shall supply the Products accompanying with Certificate of Analysis thereof Bio-Ved or to any party as may be informed by Bio-Ved from time to time within 60 days from receipt of the Orders thereof; the time being essence of the contract. To meet the maximum permissible period, Kancor shall be at liberty to make or arrange any alternative source at its own expense and subject to quality assurance as required by Bio-Ved. Supply shall be C.I.F. destination to be mentioned in the purchase order by Bio-Ved. Each consignment delivered by Kancor shall be accompanied by a Test Certificate by Chief Quality Controller of Kancor in accordance with the specifications set out in the first schedule.

4. Bio-Ved shall in respect of supply of products used to manufacture formulations in India, pay to Kancor, on a running account basis, at least 50% of the value of invoices raised each calendar month by the end of that particular month. Provided, all invoices and deliveries will be accompanied with the certificate of Quality Analysis issued by Kancor laboratories, and Bio-Ved has received the approval of the lots from any one of its appointed labs. The balance on all these invoices will be settled fully by the end of that particular calendar quarter.

    It is further agreed that Bio-Ved shall pay and settle all dues to Kancor in respect of products/consignments used for export within 90 days of export. Bio-Ved shall be liable to pay to Kancor and Kancor shall be entitled to receive from Bio-Ved an interest at the rate of 18% per annum on delayed payment of the purchase price beyond stipulated period.

5. Bio-Ved has already provided and furnished to Kancor its (Bio-Ved's) technical know-how and expertise for extraction and processing of [*****] Kancor shall use Bio-Ved's such technical know-how and expertise in supplying Ashwagandha extract to Bio-Ved. Kancor hereby agrees and covenants with Bio-Ved not to make use of Bio-Ved's such technical know-how and expertise for supplying Ashwagandha extract or any other similar products to any other party for atleast 5 years from termination or determination of this Agreement as the case may be. However, Kancor may supply [*****] to patties other than Bio-Ved subject to the following conditions;

    a) Kancor fully meets the [*****] requirements of Bio-Ved without delaying/disturbing the delivery schedule of other raw materials also to Bio-Ved.

    b) Kancor takes prior written approval/permission from Bio-Ved after fulfilling condition (a) above.

    c) Kancor agrees to pay mutually agreed compensation and royalty to Bio-Ved for the sales effected to the parties other than Bio-Ved.

6. Kancor hereby declares that it has infrastructure, licences/permissions from the Government, quasi-government and/or local authorities under various statutes, rules and regulations necessary for carrying out its obligations hereunder and shall keep the same valid and subsisting during the period this Agreement shall remain in force. Kancor shall not carry on any of the activities/business which may obstruct its obligations hereunder or which is in any manner detrimental to Bio-Ved's interest.

7.  a)   Bio-Ved shall appoint/designate a laboratory/ies (hereinafter called
         "the Appointed Laboratory/ies") for checking and ascertaining quality of the Products supplied hereunder. Bio-Ved shall be entitled to appoint, from time to time, different laboratory/ies in respect of any or all of the Products. Based on the Quality Analysis Report of the Appointed Laboratory or otherwise, Bio-Ved shall have the sole discretion of either accepting or rejecting the Products or any of them wholly or in part if the quality and/or quantity of the products do not match with the specifications stipulated by Bio-Ved and Kancor's liability shall be limited to the precise specifications as required Bio-Ved only. Bio-Ved's discretion/decision in this regard shall be final and binding and shall not be disputed by Kancor. Bio-Ved designates the following laboratories as the Appointed
         Laboratories:
              Beepharmo Laboratories, Mumbai.
              Eisen Pharmaceutical Co. Ltd., Pune.
              Poona College of Pharmacy, Bharati Vidyapeeth, Pune.

    b) Kancor shall replace free of charge any of the products which is/are not in accordance with the specifications or is/are damaged or lost in transit within 10 days from the date of notice/intimation given by Bio-Ved in that behalf.

    c) Kancor shall comply with and complete all necessary Quality Assurance at the production and ensure storage under conditions specification by Bio-Ved (i.e. at temperature not exceeding 25 degrees centigrade in sealed drums of the products).

8.  During the course of implementation hereof, Kancor shall:

    a) preserve (at cool temperature) at least 500 gms. of original part of the plant (Control Sample) used for manufacturing every batch of plant extracts supplied to Bio-Ved for a period of 3 years from the date of manufacturing,

    b) allow Bio-Ved's technical person to quality systems audit, verify documents related to manufacturing of each/all extract batches supplied to Bio-Ved. Kancor will try to upgrade its systems/operations wherever necessary or when Bio-Ved calls upon Kancor to do so;

    c) manufacture all batches of plant extracts with GMP with all required precautions for maintenance of hygiene and hygienic conditions throughout the manufacturing and packing process of plant extracts.

9. Kancor shall not divulge, disclose or communicate to any person(s) other than those to whom it is necessary for the purpose hereof; the technical know-how, expertise, data, specifications, drawings and/or other secret information provided by Bio-Ved. Kancor shall take all reasonable care and efforts to ensure that secrecy of such technical know-how, expertise data, drawings etc., will be maintained during the term of this Agreement and after its termination or determination also. This clause shall be binding upon Kancor even after determination or earlier termination of this Agreement.

10. a) Bio-Ved shall furnish semi-annual volume projections after every six months to enable Kancor to make suitable arrangements for manufacture and supply to Bio-Ved. The details of the supply of the minimum quantity of the four products mentioned in "Schedule 1" will be specified in the addendum to this agreement by 1st July, 1998.

    b) Bio-Ved may increase the above quantities as per its requirements from time to time. The parties hereto shall be entitled to revise and mutually agree upon the price at which Kancor shall supply the products at the end of first six months from the date of execution hereof. Thereafter the prices will be reviewed and revised annually only. However, if the projections exceed by 30%, then the prices will be reviewed and revised, if necessary. The price once fixed by and between the parties for the products shall hold good for a period of minimum one year. Kancor shall not divulge any of the agreed prices at any time to any third party without prior consent from Bio-Ved.

11. Kancor will accept responsibility only to the extent of supply of extracts to the analytical specifications as given by Bio-Ved. Kancor makes no claim on the functionality of the extracts.

12. Neither party to this Agreement shall be responsible for non-fulfillment, part-fulfillment, or delay in fulfillment of its obligations under the Agreement, directly or indirectly caused by reason of Act of God, Public enemies, fire, explosion, flood, earthquake, drought, strike, lockout, labour dispute orders or restrictions imposed by Government or any other public authority, war, hostilities, rioting, civil commotion, looting, any circumstances preventing, restricting, delaying or interfering with transportation, breakdown or accident and any other cause or circumstances beyond the control of the parties hereto.

13. a) This Agreement is executed in two originals of the same contents and validity, one to be retained by each of the parties hereto.

    b) This agreement shall be valid and be subsisting for a period of five years and shall be renewed for further period as may be mutually agreed.

14. Either of the parties hereto shall be entitled to terminate this Agreement in the event of breach of material terms hereof. Neither party hereto shall be considered in default hereunder if its failure to perform or observe any or all of the terms, conditions or stipulations herein contained shall be caused by circumstances not within the control of such party. Provided always that, if either party aforesaid shall commit any breach of, or shall make any default in the performance or observance of, any of the terms, conditions or stipulations aforesaid, the other may give notice to it in writing specifying in detail such breach or default and no responsibility or liability shall accrue for any such breach or default aforesaid unless it shall remain uncured for more than three months after the giving of such notice; Provided that the defaulting party shall be deemed to have cured or remedied any such breach or default aforesaid if and when it shall, bona fide, have commenced appropriate action to cure or remedy the same provided that such action shall be prosecuted thereafter by such defaulting party with all due diligence.

15. The termination of this Agreement shall be without prejudice to any claim or right of action previously accrued to either party against the other.

16. This Agreement is valid for the period of Five years from the date of execution hereof. Unless expressly terminated earlier or in the absence of any contrary intention communicated in this regard, the Agreement shall deem to have been renewed for a further period of five years thereafter, without any further act on the part of any of the parties hereto.

17. The parties designate the following persons and addresses for serving any notice/communications hereunder:

    Mr. Mr. Sanjay Mariwala            Mr. Ajit P. Chitre
    Kancor Flavours and Extracts       Bio-Ved Pharmaceuticals
    Pvt. Ltd.                          Pvt. Ltd.
    Angamally,                         6, Pradeep Chambers,
    Cochin,                            Bhandarkar Institute Road,

    Kerala - 683 573 India             Pune - 411 005 India
    Fax No.: 0484-452662               Fax No: 0212-357944


    Such notice/communication shall come into effect immediately on receipt thereof by the addressee.

l8. In the event of any dispute or differences of opinion arising out of or in relation to this Agreement, the same shall be resolved the Arbitration held at Mumbai in accordance with the Arbitration and Reconciliation Act, 1996.

19. If any of the parties hereto is constrained to have recourse to the Court of Law for enforcing their rights hereunder, the court of Law within territorial jurisdiction of Mumbai shall have exclusive jurisdiction in this regard.

IN WITNESS WHEREOF the parties hereto have set and subscribed their respective hands and seals on the day and year hereinabove written.

SIGNED & DELIVERED BY                  SIGNED & DELIVERED BY

For Bio-Ved Pharmaceuticals            For Kancor Flavours & Extracts
Pvt. Ltd.                                   Pvt. Ltd.

s/Ajit P. Chitre                       s/Sanjay Mariwala
Mr. Ajit P. Chitre                     Mr. Sanjay Mariwala
Director (Operations)                  Managing Director


In the presence of                     In the presence of
s/S.V. Kanataki                        s/V. Muraleedharan
Mr. S.V. Karnataki                     Mr. V. Muraleedharan



INSERT PAGE HERE



SECOND SCHEDULE


PRICE OF PLANT EXTRACTS TO BE SUPPLIED BY KANCOR FLAVOURS AND EXTRACTS LTD; KERALA TO BIO-VED PHARMACEUTICALS PVT. LTD.; PUNE

KANCOR shall supply the plant extracts to BIO-VED at the following prices which are exclusive of excise duty, central sales tax, and octroi.

I.
    Sr. No.        Plant Extracts                     Price Rs./Kg.
    1              [******]                                [******]
                   [******]

    2              [******]                                [******]
                   [******]

    3              [******]                                [******]
                   [******]

    4              [******]                                [******]
                   [******]


Cost of Insurance and Freight will be added to the above price.

*Confidential portions ommitted and filed separately with the Commission.

                       BIO-VED PHARMACEUTICALS PVT. LTD.

               SPECIFICATIONS OF PLANT EXTRACTS TO BE PROCURED FROM
            M/s. KANCOR FLAVOURS AND EXTRACTS PVT. LTD., COCHIN, KERALA.
                (TO BE REVIEWED AFTER SUPPLY OF 10 BATCHES OF EACH.)


                         LOD (AT
                        90 DEG. C
                        UNDER 15
                         MM. HG.      PH OF 5%                                   %
SR.                       FOR            AQ.                        TLC      VOLATILE     MICROBIAL
NO.     DESCRIPTION     4  HRS.)     SUSPENSION    WT./ML (GM)    PATTERN       OIL        QUALITY           ASSAY OF ACTIVES
---   ---------------  -----------  -------------  -----------   -----------  ---------  -------------  ---------------------------
 1    [*****]           [*****]       [*****]        [*****]       [*****]     [*****]       [*****]             [*****]




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  2   [*****]           [*****]       [*****]        [*****]       [*****]     [*****]       [*****]             [*****]




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  3   [*****]           [*****]       [*****]        [*****]       [*****]     [*****]       [*****]             [*****]




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  4   [*****]           [*****]       [*****]        [*****]       [*****]     [*****]       [*****]             [*****]




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

--------------------
*  Confidential provisions omitted and filed separately with the Commission.

                                       3